___________________________________________________________________

                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C.  20549
                       _________________________

                               FORM  T-1

                        STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF
                A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
              A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                 ________________________________________

                            CHEMICAL BANK
             (Exact name of trustee as specified in its charter)

New York                                                      13-4994650
(State of incorporation                                 (I.R.S. employer
if not a national bank)                              identification No.)

270 Park Avenue
New York, New York                                                 10017
(Address of principal executive offices)                      (Zip Code)

                            William H. McDavid
                             General Counsel
                             270 Park Avenue
                          New York, New York 10017
                           Tel:  (212) 270-2611
              (Name, address and telephone number of agent for service)
                  _____________________________________________
                          CITIZENS UTILITIES COMPANY
              (Exact name of obligor as specified in its charter)


Delaware                                                      06-0619596
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                       identification No.)

High Ridge Park, Bldg.3
P.O. Box 3801
Stamford, Connecticut                                              06905
(Address of principal executive offices)                      (Zip Code)
                   ___________________________________________
                        % Convertible Subordinated Debentures
                      Convertible Preferred Securities Guarantee
                      Partnership Preferred Securities Guarantee
                        (Title of the indenture securities)
              ____________________________________________________




                                   GENERAL

Item 1. General Information.

   Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C.,
            20429.


   (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-84460, which is incorporated by reference).

     5.  Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.  Not applicable.

     9.  Not applicable.

                                 SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 13th day of October, 1995.

                                    CHEMICAL BANK


                                    By \s\ Thomas J. Foley
                                       ___________________
                                       Thomas J. Foley
                                       Vice President

                                Exhibit 7 to Form T-1


                                  Bank Call Notice

                               RESERVE DISTRICT NO. 2
                         CONSOLIDATED REPORT OF CONDITION OF

                                   Chemical Bank
                     of 270 Park Avenue, New York, New York 10017
                       and Foreign and Domestic Subsidiaries,
                      a member of the Federal Reserve System,

                    at the close of business June 30, 1995, in
              accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                                     Reserve Act.


                                                          Dollar Amounts
      ASSETS                                               in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin .........................................$  5,573
  Interest-bearing balances ....................................2,681
  Securities:  ..........................................
Held to maturity securities.....................................6,027
Available for sale securities..................................18,304
Federal Funds sold and securities purchased under
  agreements to resell in domestic offices of the
  bank and of its Edge and Agreement subsidiaries,
  and in IBF's:
  Federal funds sold ...........................................1,516
  Securities purchased under agreements to resell ................287
Loans and lease financing receivables:
  Loans and leases, net of unearned income  $73,829
  Less: Allowance for loan and lease losses   1,885
  Less: Allocated transfer risk reserve ...     104
                                             ------
  Loans and leases, net of unearned income,
  allowance, and reserve ......................................71,840
Trading Assets ................................................25,315
Premises and fixed assets (including capitalized
  leases).......................................................1,395
Other real estate owned ...........................................69
Investments in unconsolidated subsidiaries and
  associated companies............................................158
Customer's liability to this bank on acceptances
  outstanding ..................................................1,120
Intangible assets ................................................484
Other assets ...................................................7,254
                                                                -----
TOTAL ASSETS ................................................$142,023
                                                             ========

                                 LIABILITIES


Deposits
  In domestic offices ....................................$46,128
  Noninterest-bearing ........................$16,282
  Interest-bearing ............................29,846
                                               ------
  In foreign offices, Edge and Agreement subsidiaries,
  and IBF's ...............................................30,833
  Noninterest-bearing ........................$   199
  Interest-bearing ........................... 30,634
                                               ------

Federal funds purchased and securities sold under agree-
ments to repurchase in domestic offices of the bank and
of its Edge and Agreement subsidiaries, and in IBF's
  Federal funds purchased ................................16,779
  Securities sold under agreements to repurchase ............810
Demand notes issued to the U.S. Treasury ..................1,001
Trading liabilities ......................................20,888
Other Borrowed money:
  With original maturity of one year or less ..............6,505
  With original maturity of more than one year ..............602
Mortgage indebtedness and obligations under capitalized
  leases .....................................................18
Bank's liability on acceptances executed and outstanding...1,126
Subordinated notes and debentures .........................3,411
Other liabilities .........................................6,287

TOTAL LIABILITIES .......................................134,388
                                                         -------


                            EQUITY CAPITAL

Common stock ................................................620
Surplus ...................................................4,524
Undivided profits and capital reserves ....................2,724
Net unrealized holding gains (Losses)
on available-for-sale securities ...........................(241)
Cumulative foreign currency translation adjustments ...........8

TOTAL EQUITY CAPITAL ......................................7,635
                                                          ______
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
  STOCK AND EQUITY CAPITAL .............................$142,023
                                                        ========


I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                      JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


                      WALTER V. SHIPLEY       )
                      EDWARD D. MILLER        )DIRECTORS
                      WILLIAM B. HARRISON     )